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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of report (Date of earliest event
                           reported) August 3, 1999

                 J.P. Morgan Commercial Mortgage Finance Corp.

              (Exact Name of Registrant as Specified in Charter)


            Delaware                       333-63589                      13-3789046
(State or Other Jurisdiction of     (Commission File Number)       (I.R.S. Employer Identification No.)
         Incorporation)

                                60 Wall Street
                           New York, New York 10260
                        (Address of Principal Executive
                             Offices and Zip Code)

       Registrant's telephone number, including area code (212) 648-3238

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Item 5.     Other Events

Filing of Collateral Term Sheets Materials.

         In connection with the proposed offering of J.P. Morgan Commercial Mortgage Finance Corp. (the "Company") Mortgage Pass-Through Certificates, Series 1999-C8, J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc. (collectively, the "Underwriters") have prepared certain materials (the "Collateral Term Sheets") for distribution to or access by their potential investors.

         The Collateral Term Sheets are attached hereto as Exhibit 99. These Collateral Term Sheets supercede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.


Item 7.     Financial Statements, Pro Forma Financial Information and
             Exhibits.

(a)      Not applicable.
(b)      Not applicable.
(c)      Exhibits.

         The following is filed herewith. The exhibit number corresponds with
Item 601(b) of Regulation S-K.

         Exhibit No                                        Description
         ----------                                        -----------
            99                                         Collateral Term Sheets


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            J.P. MORGAN COMMERCIAL MORTGAGE
                                                     FINANCE CORP.

                                            By: /s/ Larry Blume
                                               -----------------------------
                                               Name:    Larry Blume
                                               Title:   Vice President

Dated:   August 3, 1999


                                 Exhibit Index
                                 -------------

                      Exhibit                                       Page
                      -------                                       ----
99             Collateral Term Sheets                                 6



                                  EXHIBIT 99

J.P. MORGAN COMMERCIAL MORTGAGE FINANCE CORP.
MORTGAGE PASS-THROUGH CERTIFICATES,

SERIES 1999-C8

PHOTOGRAPHS OF TOP 20 LOANS:

1)     The Mills Corp Pool
       a)    Gwinnett Market Fair
             [Photograph of Gwinnett Market Fair, a retail outlet mall and parking lot]

       b)    Mt. Prospect
             [Photograph of Mt. Prospect, a shopping center and parking lot]

2)     Ridgewood Country Club Apts.
       [Photograph of Ridgewood Country Club Apts., a residential complex and parking lot]

3)     McCook Metals Building
       [Photograph of McCook Metals Building, an industrial property and parking lot]

4)     Woodfield Gardens Apartments
       [Photograph of Woodfield Gardens Apartments, a residential complex]

5)     51 Sleeper Street
       [Photograph of 51 Sleeper Street, an office building]

6)     Madison Concourse Hotel
       [Photograph of Madison Concourse Hotel, a hotel]

7)     Vartan Building
       [Photograph of Vartan Building, an office complex and parking lot]

8)     Hyatt Regency Rochester
       [Photograph of Hyatt Regency Rochester, a hotel]

9)     Northfield Office Park I & II
       [Photograph of Northfield Office Park, an office complex and parking lot]

10)    Merrill Place
       [Photograph of Merrill Place, an office building with ground floor retail space]

11)    Becker Office Building
       [Photograph of Becker Office Building, an office building]

12)    The Tower Building
       [Photograph of The Tower Building, an office building with ground floor retail space]

13)    Tregaron Oaks Apartments
       [Photograph of Tregaron Oaks Apartments, a residential complex and swimming pool]

14)    US Properties Pool II
       [Photograph of Teal Point, a residential complex and swimming pool]

15)    University Plaza Building
       [Photograph of University Plaza Building, an office building and parking lot]

16)    Sterling Woods Apartments
       [Photograph of Sterling Woods Apartments, a residential complex, tennis courts and swimming pool]

17)    Sealy Outlet Center
       [Photograph of Sealy Outlet Center, a retail outlet mall]

18)    Ludlam Pointe Apartments
       [Photograph of Ludlam Pointe Apartments, a residential complex and parking lot]

19)    Villa Florence Hotel
       [Photograph of Villa Florence Hotel, a hotel]

20)    Riverside Centre
       [Photograph of Riverside Centre, an office building]

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the seller of the mortgage loans. J.P. Morgan and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC. Copyright 1999 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan entity in their home jurisdiction unless governing law permits otherwise.